SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2003

STEMCELLS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3155 Porter Drive
Palo Alto, California 94304

(Address, of principal executive offices, including zip code)

(650) 475-3100

(Registrant’s Telephone number including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

     On May 7, 2003, StemCells, Inc. (the “Company”) entered into an agreement to issue 4 million shares of common stock to The Riverview Group, LLC, a New York based private equity investment firm (“Riverview”), for total consideration of $6.5 million. In addition, the Company will issue to Riverview a warrant to purchase 1,898,000 shares of common stock. The transaction is subject to normal closing conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	4.1	Form of Warrant to be issued by StemCells, Inc. to The Riverview Group, LLC for purchase of common stock.

	99.1	Securities Purchase Agreement dated as of May 7, 2003 between StemCells, Inc. and Riverview Group, LLC.

	99.2	Form of Registration Rights Agreement between StemCells, Inc. and The Riverview Group, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC

By: /s/ Martin McGlynn

Martin McGlynn President and Chief Executive Officer

Date: May 12, 2003

EXHIBIT INDEX

4.1	Form of Warrant to be issued by StemCells, Inc. to The Riverview Group, LLC for purchase of common stock.

99.1	Securities Purchase Agreement dated as of May 7, 2003 between StemCells, Inc. and The Riverview Group, LLC.

99.2	Form of Registration Rights Agreement between StemCells, Inc. and The Riverview Group, LLC.